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                                  Exhibit 10.1

                            IMX Pharmaceuticals, Inc.
                             2002 STOCK OPTION PLAN



Section 1         PURPOSE

         The purpose of this Plan is to promote the interests of IMX Pharmaceuticals, Inc. (the "Company") by granting Options to purchase Stock to Key Employees, Outside Directors and Key Consultants in order to (a) attract and retain Key Employees and Key Consultants; (b) provide an additional incentive to each Key Employee and Key Consultant to work to increase the value of the Stock; and (c) provide each such Key Employee, Outside Director and Key Consultant with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

Section 2         DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

         2.1      Board means the Board of Directors of the Company.

         2.2      Change of Control means any of the following:

                  (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (A) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"); provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a change in control of the Company; or


                  (ii) individuals who, as of January 31, 2002, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to January 31, 2002, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though such individual was elected prior to January 31, 2002, even if his initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

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                  (iii) approval by the shareholders of the Company of a
         reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

                  (iv) (A) a complete liquidation or dissolution of the Company or a (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

         2.3      Code means the Internal Revenue Code of 1986, as amended.

         2.4 Committee means the committee of Non-Employee Directors appointed by the Board to administer this Plan as contemplated by Section 5.

         2.5 Company means IMX Pharmaceuticals, Inc., a Utah corporation, and any successor to this corporation.

         2.6 Exchange Act means the Securities Exchange Act of 1934, as amended.

         2.7 Designated Committee means a committee appointed by the Committee in accordance with Section 5.

         2.8      Fair Market Value in respect of the Stock on any day means
(a) if the principal market for the Stock is a national securities exchange, the average between the high and low sales prices of the Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Stock is not a national securities exchange and the Stock is quoted on The Nasdaq Stock Market ("NASDAQ"), and (i) if actual sales price information is available with respect to the Stock, then the average between the high and low sales prices of the Stock on such day on NASDAQ, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Stock on such day on NASDAQ; or (c) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, then the average between the highest bid and lowest asked prices for the Stock on such day as reported by The Nasdaq Bulletin Board, or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

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         2.9      For cause, when used in connection with termination of a
grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or Subsidiary. In the absence of such an employment agreement, "for cause" means: (a) charge or conviction of a felony or any other crime (whether or not involving the Company or a Subsidiary); (b) engaging in any substantiated act involving moral turpitude; (c) the continual or frequent possession by grantee of an illegal substance or abuse by the grantee of a controlled substance or alcohol resulting in a pattern of behavior disruptive to the business operations of the Company or a Subsidiary; (d) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or a Subsidiary to public ridicule or embarrassment; (e) any action by the grantee which constitutes dishonesty relating to the Company or a Subsidiary, a willful violation of law (other than traffic and similar minor offenses) or a fraud against the Company or a Subsidiary; (f) material violation of the Company's or a Subsidiary's written policies, including, without limitation, those relating to sexual harassment or the disclose or misuse of confidential information; (g) misappropriation of the Company's or a Subsidiary's funds or assets by the grantee for personal gain; or
(h) serious neglect or misconduct in the performance of the grantee's duties for the Company or a Subsidiary or willful or repeated failure or refusal to perform such duties; in each case determined by the Committee or the Designated Committee, which determination shall be final, binding and conclusive.

         2.10 Insider shall mean an employee who is, at the time of an award made under this Plan, an insider pursuant to ss. 16 of the Exchange Act.

         2.11 ISO means any option granted under this Plan to purchase Stock which satisfies the requirements of Section 422 of the Code. Any Option that is not specifically designated as an ISO shall under no circumstances be considered an ISO.

         2.12 Key Consultant means any consultant or independent contractor of the Company or a Subsidiary (other than a Non-Employee Director) or any such consultant or contractor who is a Non-Employee Director and who serves as such a consultant or contractor pursuant to a written agreement with the Company which has been approved by the Board, in either case who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

         2.13 Key Employee means any employee of the Company or a Subsidiary, who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

         2.14 Non-Employee Director means any member of the Board of Directors of the Company qualified as such under SEC Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor rule.

         2.15 Non-ISO means any option granted under this Plan to purchase stock that fails to satisfy the requirements of Section 422 of the Code or has been specifically denominated as a non-ISO by the Committee as of the time the option is granted.

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         2.16     Option means an ISO or a Non-ISO.

         2.17 Option Certificate means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee, Key Consultant or Outside Director under this Plan.

         2.18 Option Price means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

         2.19 Outside Director means any member of the Board of Directors of the Company who is not employed by the Company, regardless of whether such person qualifies as a Non-Employee Director.

         2.20 Parent Corporation means any corporation which is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.21 Plan means this IMX Pharmaceuticals, Inc. 2000 Stock Option Plan, as amended from time to time.

         2.22 Principal Officer means the Chairman of the Board (if the Chairman of the Board is a payroll employee), the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President and the Treasurer of the Company and any other person who is an "officer" of the Company as that term is defined in SEC Rule 16a-1(f) under the Exchange Act or any successor rule thereunder.

         2.23     Securities Act means the Securities Act of 1933, as amended.

         2.24     SEC means the Securities Exchange Commission.

         2.25 Stock means the Common Stock, $.01 par value per share, of the Company.

         2.26 Subsidiary means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         2.27 Ten Percent Shareholder means a person who owns after taking into account the attribution rules of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Subsidiary or a Parent Corporation.

Section 3.        SHARES SUBJECT TO OPTIONS

         There shall be 5,000,000 shares of Stock reserved for issuance in connection with ISOs and Non-ISOs granted under this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain after the cancellation, expiration or exchange of such Option for another Option thereafter shall again become available for use under this Plan.

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Section 4.        EFFECTIVE DATE

         The effective date of this Plan shall be January 31, 2002, subject to approval by the stockholders of the Company acting at a duly called meeting of such stockholders or acting by unanimous written consent in lieu of a meeting, provided such stockholder approval occurs within twelve (12) months after the date the Board approves and adopts this Plan.

Section 5.        COMMITTEE

         (a) A Committee consisting solely of not less than two (2) Non-Employee Directors shall administer this Plan. The members of the Committee shall be appointed by, and serve at, the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to awards to persons subject to Section 16 of the Exchange Act shall be taken by the Committee and not any Designated Committee (as defined below). In addition, to the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, all actions relating to awards to persons subject to Section 162(m) of the Code shall be taken by the Committee and not any Designated Committee (as defined below).

         (b) The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee, Key Consultant or Outside Director and on each other person directly or indirectly affected by such action.

         (c) The Committee may appoint a separate committee comprised of two (2) or more persons, both of whom are members of the Board (and who may also be a Key Employee or a Key Consultant) (the "Designated Committee"), to administer this Plan with respect to Key Employees who are not Principal Officers or Ten Percent Shareholders, and to Key Consultants who are not Ten Percent Shareholders, subject to such conditions, restrictions and limitations as may be imposed by the Committee: including (i) Options to purchase not more than 1,000,000 shares of Stock may be granted by the Designated Committee in any one calendar year to all employees of the Company in the aggregate; and (ii) the Committee shall establish a maximum number of shares that may be subject to Options granted under the Plan in any one calendar year to any single Key Employee or Key Consultant by the Designated Committee. Unless and until the Committee shall take further action, the maximum number of shares that may be subject to Options granted under the Plan in any one calendar year by the Designated Committee to any single Key Employee or Key Consultant shall be 100,000. Any actions duly taken by the Designated Committee with respect to the grant of Options to Key Employees who are not Principal Officers and to Key Consultants shall be deemed to have been taken by the Committee for purposes of the Plan.

Section 6.        ELIGIBILITY

         Only Key Employees, Key Consultants and Non-Employee Directors shall be eligible for the grant of Options under this Plan.

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Section 7.        GRANT OF OPTIONS

         7.1 Committee Action. The Committee or the Designated Committee, as the case may be, acting in its absolute discretion, shall grant Options to Key Employees and Key Consultants under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Options shall be granted to Non-Employee Directors as provided in Section 7.3 of this Plan. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall:

                  (a) specify whether the Option is an ISO or Non-ISO; and

                  (b) incorporate such other terms and conditions as the Committee or the Designated Committee, as the case may be, acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a limitation on the number of shares subject to the Option which first became exercisable or subject to surrender during any particular period.

If the Committee or the Designated Committee, as the case may be, grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to accelerate the time such Option first becomes exercisable during any particular period as provided in the related Option Certificate; provided, however, that the Committee may not extend any such period with respect to any shares of Stock subject to such Option. The Committee may also, in its discretion, condition the grant of an ISO or a Non-ISO upon the acceptance by a Key Employee or Key Consultant of one or more modifications to outstanding options, including but not limited to, forfeiture of all profits if the Key Employee provides services to a competitor within a reasonable time as determined in the discretion of the Committee or the improper disclosure of the Company's confidential or proprietary information.

         7.2 $100,000 Limitation. To the extent that the aggregate Fair Market Value of the stock with respect to which ISOs and other incentive stock options satisfying the requirements of Section 422 of the Code granted to a Key Employee under this Plan and under any other stock option plan adopted by the Company, a Subsidiary or a Parent Corporation first become exercisable in any calendar year exceeds $100,000 (based upon the Fair Market Value on the date of the grant), such Options shall be treated as Non-ISOs.

Section 8.        OPTION PRICE

         The Option Price for each share of Stock subject to an ISO shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted. If the Option is an ISO and the Key Employee is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee (except for an Option granted to a Non-Employee Director) may provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

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Section 9.        EXERCISE PERIOD

         (a) Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall provide that:

                  (1) an Option is exercisable before the date such Option is granted, or

                  (2) an Option is exercisable after the date which is the tenth anniversary of the date such Option is granted.

If an option that is an ISO is granted to a Key Employee who is a Ten Percent Shareholder, the Option Certificate shall provide that the Option is not exercisable after the expiration of five years from the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee or service by a Key Consultant has terminated for any reason whatsoever, including death or disability. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to extend the period during which such Option may be exercised as provided in the related Option Certificate; provided, however, that no such extension shall permit an Option to be exercised beyond the date specified in paragraph (b) of this Section or the date applicable to Options granted to a Ten Percent Shareholder, as the case may be.

         (b) Notwithstanding any other provision of this Section, upon a Change of Control each Option granted under this Plan prior to such Change of Control (whether prior to or after the amendment of the Plan to include this provision) shall immediately become exercisable to the full extent of the original grant and, in the case an Option held by a Key Employee shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any termination of employment of such Key Employee.

Section 10.       TRANSFERABILITY

         The Committee or the Designated Committee, as the case may be, shall impose such restrictions on the transfer of options granted under the Plan as it may deem advisable, including, without limitation, restrictions deemed necessary or advisable under applicable federal securities laws, under the requirements of any stock exchange or market upon which Stock is then listed in or traded, and under any Blue Sky or state securities laws applicable to such Stock. Upon request of any person receiving an award of an Option under the Plan, the Committee may, in its sole and absolute discretion, determine to remove any such transfer restriction originally imposed and may, in connection with the removal of such transfer restriction, impose such conditions (including restrictions on further transfers of the Option or upon transfers of the Stock upon exercise of the Option) as the Committee or the Designated Committee, as the case may be, in its discretion, may deem advisable, including, without limitation, restrictions deemed by the Committee or the Designated Committee, as the case may be, to be necessary or advisable in order to comply with applicable federal and state securities laws or the requirements of any stock exchange or market upon which the Stock is then listed or traded. Subject to its authority to impose such conditions on further transfers, the Committee or the Designated Committee, as the case may be, shall authorize the transfer of Options for bona fide estate planning purposes or for contributions to qualified charities or charitable trusts.

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Section 11.       SECURITIES REGISTRATION AND RESTRICTIONS

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise or surrender of an Option, the Key Employee, Key Consultant or Outside Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement to that effect satisfactory to the Company. Each Option Certificate shall also provide that, if so requested by the Company, the Key Employee, Key Consultant or Outside Director shall represent in writing to the Company that he or she will not sell or offer to sell any such shares of Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the Securities Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of (i) an effective registration statement as to such Stock under the Securities Act and any applicable state securities law or (ii) an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Furthermore, the Company shall have the right to require a Key Employee, Key Consultant or Outside Director to enter into such stockholder or other related agreements as the Company deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to a Key Employee, Key Consultant or Outside Director.

Section 12.       LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of

                  (a) the tenth anniversary of the original effective date of this Plan as determined under Section 4; provided, however, that after such anniversary date this Plan otherwise shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

                  (b) the date on which all of the Stock reserved under Section 3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

Section 13.       ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock to be granted from time to time pursuant to
Section 7.3 of this Plan (if permitted by the exemption in Rule 16b-3 under the Exchange Act or any successor rule), the number of shares of Stock that may be granted pursuant to Section 5 of this Plan by the Designated Committee to any single Key Employee or Key Consultant, and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust in a manner which satisfies the requirements of Section 424(a) of the Code the number of shares of Stock reserved under Section 3 of this Plan and the number of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of such Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

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Section 14.       SALE OR MERGER OF THE COMPANY

         If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option, at the direction of the Board, may be canceled unilaterally by the Company as of the effective date of such transaction in exchange for a payment in cash or Stock, or in a combination of cash and Stock, equal in amount to the excess of the Fair Market Value on such date of the shares represented by the canceled Options over the Option Price for such shares.

Section 15.       AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the aggregate number of shares reserved under Section 3, (b) to change the class of persons eligible for Options under Section 6 or (c) to materially modify the requirements as to eligibility for participation in this Plan, (d) to otherwise materially increase the benefits accruing under this Plan to Plan participants if such approval would be required in order for the Company to comply with applicable law or the rules or regulations of any stock exchange or market on which the Stock is traded or listed. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Company shall not have the right to unilaterally cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Key Employee, Key Consultant or Outside Director previously consents in writing to such modification, amendment or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

         It is the intention of the Company that the Plan shall comply with the conditions of Rule 16b-3 of the Exchange Act, as such Rule may from time to time be amended. The Board shall have the authority, without the approval of the stockholders, to amend the Plan from time to time to include any conditions, terms or other provisions which may be required to be set forth in a plan in order for transactions by directors or officers to be exempt under Rule 16b-3 of the Exchange Act or any successor exemption.

Section 16.       CHANGE OF CONTROL

         Notwithstanding any other provision of the Plan, upon a Change of Control each Option granted under this Plan prior to such Change of Control shall immediately become exercisable to the full extent of the original grant and shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after (i) any termination of employment of any Key Employee; or (ii) resignation or removal of any Outside Director from the Company's Board of Directors.

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Section 17.       MISCELLANEOUS

         17.1 No Stockholder Rights. No Key Employee, Key Consultant or Outside Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Key Employee, Key Consultant or Non-Employee Director.

         17.2 No Contract of Employment. The grant of an Option to a Key Employee, Key Consultant or Outside Director under this Plan shall not constitute a contract of employment or consulting or right to continue to serve on the Company's Board of Directors and shall not confer on a Key Employee, Key Consultant or Outside Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         17.3 Withholding. The exercise or surrender of any Option granted under this Plan shall constitute a Key Employee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

         17.4 Construction. This Plan and the Option Certificates shall be construed under the laws of the State of Florida

         17.5. Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee or the Designated Committee, the members of the Committee and the Designated Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and the Designated Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee or Designated Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee or Designated Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

         The Company, the Board, the Committee, and the Designated Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

         17.6 Governing Law. All rights and obligations under the Plan shall be constructed and interpreted with the laws of the State of New York, without giving effect to the principles of conflict of laws.